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                                                                 EXHIBIT 10.1


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to this Registration Statement of InterGlobal Waste Management, Inc. on Form 10-SB of our report dated March 26, 2001 (April 12, 2001 as to note 15), appearing in Part F/S, which is part of this Registration Statement.


DELOITTE & TOUCHE LLP
Los Angeles, California

/s/ DELOITTE & TOUCHE LLP

May 22, 2001